                                                                    EXHIBIT 10.4



                         NINTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

         THIS NINTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as June 7, 2002, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Mirant Americas Energy Capital Assets, LLC ("Mirant"), TCW DR VI Investment Partnership, L.P. ("Fund VI"), and TCW Global Project Fund Ltd. ("GPF"). Mirant, Fund VI, and GPF are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI, and Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), that certain Production Payment Conveyance dated as of March 14, 2000 (the "3/14/2000 Conveyance"). The 3/14/2000 Conveyance has previously been supplemented and amended by various supplements and, as so supplemented and amended, is herein called the "Original Conveyance". The 3/14/2000 Conveyance and such supplements have been recorded as set forth in Schedule 1 hereto (the "Recording Schedule"); all capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

B. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to a Conveyance of Interest in Production Payment dated as of February 7, 2001.

C. Effective as of September 10, 2001, SPS conveyed an undivided interest in the Production Payment to GPF pursuant to a Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance dated as of September 10, 2001.

D. On March 4, 2002, SPS assigned all of its right, title, and interest under the Original Conveyance to Mirant pursuant to that certain Assignment dated as of March 4, 2002 (the "Mirant Assignment"). The Production Payment is now owned by Fund VI, Mirant, and GPF in undivided interests. The Mirant Assignment covered, and was subject to the terms of, all of the instruments listed on the Recording Schedule (collectively, the "Recording Schedule Instruments"), and Mirant hereby ratifies and confirms each of the Recording Schedule Instruments (including without limitation the Eighth Supplement to Production Payment Conveyance effective March 7, 2002 and the Partial Conveyance of Production Payment effective March 7, 2002 from SPS to GPF).

E. Grantee and Grantor desire to supplement and amend the Original Conveyance, as set forth herein, to account for (a) an increase in the unliquidated balance of the Primary Sum in consideration of the payment by GPF of additional funds to Grantor, (b) the conveyance by Grantor to Grantee of Additional Subject Interests (defined below) to be subject to the Production Payment, and (c) the reconveyance by Grantee to Grantor of a portion of the Production Payment by means of certain amendments to the Dedication Percentage.

F. As described in Section 8.7 of the Original Conveyance, Fund VI has appointed TCW Asset Management Company and GPF has appointed TCW London International, Limited to act as their respective agents in connection with supplements and amendments to the Original Conveyance.


                           SUPPLEMENTS AND AGREEMENTS:

         FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

         1. Effective as of 9:00 a.m. Houston, Texas time, on June 7, 2002 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Thirteen Million Dollars ($13,000,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $38,215,737. (Any PP Proceeds received after the Effective Time on June 7, 2002 shall be deemed to have been received on the next following Business Day.)

         2. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

         3. The definition of "Percentage Share" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

         " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       42.859594%
                  Fund VI      21.429797%
                  SPS          35.710609%

         From and after June 7, 2000, until September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       33.048697%
                  Fund VI      16.524349%
                  SPS          50.426954%

         From and after September 8, 2000, until November 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       22.863142%
                  Fund VI      11.431571%
                  SPS          65.705287%

         From and after November 7, 2000, until December 1, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V       19.08294%
                  Fund VI       9.54147%
                  SPS          71.37559%

         From and after December 1, 2000, until February 7, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI       9.54147%
                  SPS          90.45853%

         From and after February 7, 2001, until July 9, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      49.82233%
                  SPS          51.17767%

         From and after July 9, 2001, until September 10, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      43.83362%
                  SPS          56.16638%

         From and after September 10, 2001, until March 7, 2002, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      31.64025%
                  SPS (or      49.81482%
                  Mirant)
                  GPF          18.54493%

         From and after March 7, 2002, until June 7, 2002, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI      19.36125%
                  Mirant       30.48260%
                  GPF          50.15615%

         As of 9:00 a.m. Houston, Texas time, on June 7, 2002, the Percentage Share of each Person included in Grantee is as follows:

                  Fund VI      12.77506%
                  Mirant       20.11321%
                  GPF          67.11173%

The foregoing Percentage Shares of Fund VI, Mirant, and GPF, respectively, taking effect as of 9:00 a.m., Houston, Texas time on June 7, 2002, are in this Supplement called their "amended Percentage Shares".

         4. The definition of "Dedication Percentage" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows (and to the extent that the reductions in the Dedication Percentage set out in clauses
(g) and (h) below cause a reduction in Grantee's ownership interest in the Subject Interests, Grantee hereby makes a corresponding reconveyance to Grantor):

         " 'Dedication Percentage' means:

         (a) fifty percent (50%) from the Initial Time until 9:00 a.m., Texas time, on September 1, 2000;

         (b) sixty-two percent (62%) from 9:00 a.m., Texas time, on September 1, 2000 until 9:00 a.m., Texas time, on December 1, 2000;

         (c) thirty percent (30%) from and after 9:00 a.m., Texas time, on December 1, 2000 until 9:00 a.m., Texas time, on August 1, 2001;

         (d) fifty percent (50%) from and after 9:00 a.m., Texas time, on August 1, 2001 until 9:00 a.m., Texas time, on September 1, 2001;

         (e) ninety percent (90%) from and after 9:00 a.m., Texas time, on September 1, 2001 until 9:00 a.m., Texas time, on February 1, 2002;

         (f) eighty-five percent (85%) from and after 9:00 a.m., Texas time, on February 1, 2002 until 9:00 a.m., Texas time, on April 1, 2002;

         (g) sixty percent (60%) from and after 9:00 a.m., Texas time, on April 1, 2002 until 9:00 a.m., Texas time, on June 1, 2002; and

         (h) seventy percent (70%) from and after 9:00 a.m., Texas time, on June 1, 2002."

Notwithstanding the foregoing clause (g), the Dedication Percentage in effect from 9:00 a.m., Texas time, on April 1, 2002 until 9:00 a.m., Texas time, on May 1, 2002, shall be increased or decreased above or below 60% to the extent, if any, that is necessary to cause the PP Proceeds to be received by Grantee on June 7, 2002, to be exactly $3,650,000.

         5. In consideration of the additional purchase price payment made by GPF to Grantor and the foregoing increase in the unliquidated balance of the Primary Sum:

         (a) Fund VI and Mirant do hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto GPF such additional undivided interests in the Production Payment as are necessary in order to cause Mirant, GPF and Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

         (b) Fund VI and Mirant do further assign unto GPF such undivided interests in Fund VI's and GPF's accounts receivable from the sale of PP Hydrocarbons - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause Mirant, GPF and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

         TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto GPF and its successors and Permitted Assigns, until the Termination Time.

         6. Exhibit A to the Original Conveyance is hereby amended and supplemented, effective as of the Effective Time, to include at the end thereof Exhibit A hereto (herein called "Additional Exhibit A").

         7. The terms "NRI Percentage," "PP Hydrocarbons," "Subject Hydrocarbons," "Subject Interests," "Subject Lands," and "Subject Wells," as such terms are defined and used in the Original Conveyance, are hereby amended, effective as of the Effective Time, in order to take into account and recognize the addition of Additional Exhibit A hereto to the end of Exhibit A as attached to the Original Conveyance, and all other direct or indirect references in the Original Conveyance shall likewise be considered amended in order to take into account and recognize such Supplement and the addition of Additional Exhibit A hereto to the end of Exhibit A as attached to the Original Conveyance.

         8. In consideration of the additional purchase price payment made by GPF to Grantor, Grantor does hereby, in order to more fully effectuate the amendments and other provisions herein contained, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Grantee, as a production payment, to be held in undivided interests in proportion to their Percentage Shares, a term overriding royalty interest carved out of and burdening the Subject Interests (including the "Additional Subject Interests," as defined below) equal to and measured by all "Additional PP Hydrocarbons," as defined below, in, under and that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands (including the "Additional Subject Lands," as defined below), with such production payment to be effective as to deliveries of Additional PP Hydrocarbons as of the Effective Time, and to terminate as of the Termination Time.

         TO HAVE AND TO HOLD the above-described production payment, upon and subject to the terms of the Original Conveyance, as amended hereby, unto Grantee, and its successors and Permitted Assigns, until the Termination Time.

         As used herein, the following terms have the following meanings:

         (a) "Additional PP Hydrocarbons" means the Dedication Percentage of the NRI Percentage (as the definitions of such terms are amended herein) of:

                  (i) all Hydrocarbons in, under or that may be produced from (or, to the extent pooled or unitized, allocated to) any Additional Subject Lands prior to the Termination Time (as determined after giving effect to this Supplement); and

                  (ii) all other Hydrocarbons in, under or that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands prior to the Termination Time, as determined after giving effect to this Supplement and the Recording Schedule Instruments, to the extent such Hydrocarbons are included within the PP Hydrocarbons as a result of the Termination Time being changed because of this Supplement and the Recording Schedule Instruments.

         (b)      "Additional Subject Interests" means:

                  (i) All of the leasehold interests and other property interests described in Additional Exhibit A; and

                  (ii) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable and whether vested or contingent) of Grantor in and to the oil, gas and other minerals in and under or that may be produced from the Additional Subject Lands (including interests in oil, gas or mineral leases to the extent the same cover such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals) even though Grantor's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, Additional Exhibit A; and

                  (iii) All rights, titles and interests of Grantor in and to, or otherwise derived from, all presently existing and valid oil, gas or mineral unitization, pooling, or communitization agreements, declarations or orders and in and to the properties covered and the units created thereby (including all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations or declarations, and so-called "working interest units" created under operating agreements or otherwise) relating to the properties described in subsections (i) or (ii) above in this definition.

         (c) "Additional Subject Lands" means the lands and depths described in Additional Exhibit A hereto (where no depth limit is specified, Additional Subject Lands shall include all depths).

         Without limitation of the generality of the provisions of Section 7, above, or of the foregoing provisions of this Section 8, effective as to deliveries of Additional PP Hydrocarbons at and after the Effective Time, the definition of PP Hydrocarbons as found in the Original Conveyance is hereby amended to include all Additional PP Hydrocarbons, as defined herein, the definition of Subject Lands as found in the Original Conveyance is hereby amended to include all Additional Subject Lands, as defined herein, and the definition of Subject Interests as found in the Original Conveyance is hereby amended to include all Additional Subject Interests, as defined herein; the term "Initial Time", as found in the definition of "Subject Hydrocarbons" in the Original Conveyance, shall be deemed to refer to the Effective Time, as such term is defined herein, but only as to Additional PP Hydrocarbons, and the Original Conveyance is amended to so provide.

         9. In order to take into account the Mirant Assignment, (a) all references to "Grantee" in the Original Conveyance, as supplemented hereby, shall refer to Mirant, Fund VI, and GPF with respect to matters occurring after 9:00 a.m. Houston, Texas time on March 4, 2002 (the "Mirant Effective Time") and
(b) all references to "SPS" in the Original Conveyance, as supplemented hereby, shall refer to Mirant with respect to matters occurring after the Mirant Effective Time.

         10. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

         11. This Supplement may be executed in multiple counterparts, all of which are identical.

         12. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

         13. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, dated for purposes of reference as of June 7, 2002, and effective as of the Effective Time.

                                           TRANSTEXAS GAS CORPORATION


                                           By:
                                                --------------------------------
                                                Ed Donahue
                                                Vice President

Grantor's address:                         1300 North Sam Houston Parkway East
                                           Suite 310
                                           Houston, Texas 77032-2949
                                           Attention: Ed Donahue, Vice President
                                           Telephone: 281/987-8600
                                           Telecopy:  281/986-8865

                                    MIRANT AMERICAS ENERGY CAPITAL ASSETS, LLC

                                    By:  Mirant Americas Energy Capital, LP, its
                                         manager

                                             By:  Mirant Americas Development,
                                             Inc., its general partner


                                             By:
                                                 -------------------------------
                                                 John A. Rigas
                                                 Attorney-in-Fact

Mirant's address:                   1200 Smith Street
                                    Suite 2890
                                    Houston, Texas 77002
                                    Attention: David W. Stewart
                                    Telephone: 713/276-1902
                                    Telecopy:  713/276-1990


                                    TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                    By: TCW ASSET MANAGEMENT COMPANY, as Agent


                                        By:
                                            ------------------------------------
                                            Kurt A. Talbot
                                            Senior Vice President


Fund VI's address:                  c/o Trust Company of the West
                                    865 South Figueroa
                                    Los Angeles, California  90017
                                    Attention: Thomas F. Mehlberg
                                    Telephone: 213/244-0702
                                    Telecopy:  213/244-0604


                                    TCW GLOBAL PROJECT FUND LTD.


                                    By:
                                        ----------------------------------------
                                        David J. Doyle
                                        Director

GPF's address:                              TCW Global Project Fund Ltd.
                                            c/o Conyers, Dill & Pearman
                                            Clarendon House
                                            Church Street
                                            Hamilton, Bermuda
                                            Attention: Kevin Butler
                                            Telephone: 441/299-4993
                                            Telecopy:  441/292-4720

                  with a copy to:           TCW London International, Limited
                                            865 South Figueroa
                                            Los Angeles, California 90017
                                            Attention: Arthur Carlson
                                            Telephone: 213/244-0053
                                            Telecopy:  213/244-0604


This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas  75201

STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

        The foregoing instrument was acknowledged before me on this ____ day of June, 2002, by Ed Donahue, the Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


                                                --------------------------------
        [SEAL]                                  Notary Public, State of Texas



STATE OF TEXAS            )
                          )
COUNTY OF                 )
          ----------
         The foregoing instrument was acknowledged before me on this ____ day of June, 2002, by John A. Rigas, the Attorney-in-Fact of Mirant Americas Development, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Mirant Americas Energy Capital, LP, a Delaware limited partnership, on behalf of such limited partnership acting as manager of Mirant Americas Energy Capital Assets, LLC, a Delaware limited liability company, and on behalf of such limited liability company.



                                                --------------------------------
        [SEAL]                                  Notary Public, State of Texas




STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )

         The foregoing instrument was acknowledged before me on this ____ day of June, 2002, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.


                                                --------------------------------
        [SEAL]                                  Notary Public, State of Texas




                                       10
\

COLONY OF BERMUDA           )
CITY OF HAMILTON            )
CONSULATE GENERAL OF THE    )
UNITED STATES OF AMERICA    )

         The foregoing instrument was acknowledged before me on this ____ day of June, 2002, by David J. Doyle, a Director of TCW Global Project Fund Ltd., a Bermuda company, on behalf of such company.


                                         ---------------------------------------
         [SEAL]                          Consul of the United States of America

                                   SCHEDULE 1

                               RECORDING SCHEDULE

                                 TCW/TransTexas
                                  (83611.09854)


1. Production Payment Conveyance among TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., TCW DR VI Investment Partnership, L.P., Southern Producer Services, L.P. and TransTexas Gas Corporation.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 262, Page 33
                                                                  Filed 9/19/00

         Chambers County, TX                                      Document No. 00-448-604,
                                                                  Filed 3/17/2000

         Galveston County, TX                                     Film Code #014-39-0178,
                                                                  Filed 3/17/2000

         Jim Hogg County, TX                                      Volume 17, Page 362,
                                                                  Filed 3/20/2000

         Live Oak County, TX                                      Volume 449, Page 135,
                                                                  Filed 3/20/2000

         Wharton County, TX                                       Volume 360, Page 596,
                                                                  Filed 3/17/2000

         Zapata County, TX                                        Volume 629, Page 471,
                                                                  Filed 3/17/2000

         General Land Office of Texas                             Filed

2. First Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 262, Page 114
                                                                  Filed 9/19/00

         Chambers County, TX                                      Document No. 00-459-630
                                                                  Filed 6/9/2000

         Galveston County, TX                                     Film Code 014-62-1617
                                                                  Filed 6/9/2000

         Jim Hogg County, TX                                      Volume 19, Page 526,
                                                                  Filed 6/9/2000

         Live Oak County, TX                                      Volume 450, Page 428,
                                                                  Filed 6/12/2000

         Wharton County, TX                                       Volume 371, Page 458,
                                                                  Filed 6/9/2000

         Zapata County, TX                                        Volume 634, Page 110,
                                                                  Filed 6/9/2000

         General Land Office of Texas                             Filed

3. Second Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 262, Page 132
                                                                  Filed 9/19/00

         Chambers County, TX                                      Document No. 00-470-562
                                                                  Filed 9/18/00

         Galveston County, TX                                     Film Code 014-90-1272
                                                                  Filed 9/15/00

         Jim Hogg County, TX                                      Volume 21, Page 370
                                                                  Filed 9/22/00

         Live Oak County, TX                                      Volume 387, Page 279
                                                                  Filed 9/19/00

         Wharton County, TX                                       Volume 383, Page 740,
                                                                  Filed 9/19/00

         Zapata County, TX                                        Volume 638, Page 642,
                                                                  Filed 9/22/00

         General Land Office of Texas                             Filed

4. Third Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 266, Page 205,
                                                                  Filed 11/13/00

         Chambers County, TX                                      Document No. 00-477-116,
                                                                  Filed 11/14/00

         Galveston County, TX                                     Film Code 015-08-1029
                                                                  Filed 11/13/00

         Jim Hogg County, TX                                      Volume 22, Page 256,
                                                                  Filed 11/13/00

         Live Oak County, TX                                      Volume 454, Page 239,
                                                                  Filed 11/14/00

         Wharton County, TX                                       Volume 390, Page 480,
                                                                  Filed 11/13/00

         Zapata County, TX                                        Volume 641, Page 169,
                                                                  Filed 11/13/00

         General Land Office of Texas                             Filed

5. Fourth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP, and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 272, Page 114,
                                                                  Filed 2/12/01

         Chambers County, TX                                      Document No. 01-486-620
                                                                  Filed 2/12/01

         Galveston County, TX                                     Film Code 015-31-0563
                                                                  Filed 2/12/01

         Jim Hogg County, TX                                      Volume 23, Page 769,
                                                                  Filed 2/12/01

         Live Oak County, TX                                      Volume 456, Page 400,
                                                                  Filed 2/12/01

         Wharton County, TX                                       Volume 400, Page 418,
                                                                  Filed 2/12/01

         Zapata County, TX                                        Volume 645, Page 328,
                                                                  Filed 2/12/01

         General Land Office of Texas                             Filed

6. Fifth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 282, Page 226,
                                                                  Filed 7/18/01

         Chambers County, TX                                      Document No. 01-507-508
                                                                  Filed 7/18/01

         Galveston County, TX                                     Film Code 015-83-1832
                                                                  Filed 7/17/01

         Jim Hogg County, TX                                      Volume 26, Page 417,
                                                                  Filed 7/18/01

         Live Oak County, TX                                      Volume 461, Page 1,
                                                                  Filed 7/23/01

         Wharton County, TX                                       Volume 419, Page 909,
                                                                  Filed 7/17/01

         Zapata County, TX                                        Volume 652, Page 504,
                                                                  Filed 7/20/01

         General Land Office of Texas                             Filed

7. Sixth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP and TCW DR VI Investment Partnership, L.P.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 287, Page 102,
                                                                  Filed 9/19/01

         Chambers County, TX                                      Document No. 01-517-188
                                                                  Filed 9/21/01

         Galveston County, TX                                     Film Code 016-06-0472
                                                                  Filed 9/18/01

         Jim Hogg County, TX                                      Volume 27, Page 668,
                                                                  Filed 9/19/01

         Live Oak County, TX                                      Volume 462, Page 251,
                                                                  Filed 9/19/01

         Wharton County, TX                                       Volume 427, Page 346,
                                                                  Filed 9/18/01

         Zapata County, TX                                        Volume 655, Page 437,
                                                                  Filed 9/18/01

         General Land Office of Texas                             Filed

8. Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP, TCW DR VI Investment Partnership, L.P. and TCW Global Project Fund Ltd.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 287, Page 114,
                                                                  Filed 9/19/01

         Chambers County, TX                                      Document No. 01-517-199
                                                                  Filed 9/21/01

         Galveston County, TX                                     Film Code 016-06-0483
                                                                  Filed 9/18/01

         Jim Hogg County, TX                                      Volume 27, Page 679,
                                                                  Filed 9/19/01

         Live Oak County, TX                                      Volume 462, Page 263,
                                                                  Filed 9/19/01

         Wharton County, TX                                       Volume 427, Page 358,
                                                                  Filed 9/18/01

         Zapata County, TX                                        Volume 655, Page 448,
                                                                  Filed 9/18/01

         General Land Office of Texas                             Filed

9. Partial Reconveyance of Production Payment and Amendment to Production Payment Conveyance dated as of October 1, 2001 among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP, TCW DR VI Investment Partnership, L.P. and TCW Global Project Fund Ltd.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 289, Page 350,
                                                                  Filed 10/19/01

         Chambers County, TX                                      Document No. 01-520-788
                                                                  Filed 10/19/01

         Galveston County, TX                                     Film Code 016-16-1828
                                                                  Filed 10/18/01

         Jim Hogg County, TX                                      Volume 28, Page 613,
                                                                  Filed 10/19/01

         Live Oak County, TX                                      Volume 464, Page 74,
                                                                  Filed 10/19/01

         Wharton County, TX                                       Volume 430, Page 902,
                                                                  Filed 10/18/01

         Zapata County, TX                                        Volume ____, Page ____,
                                                                  Filed _______

         General Land Office of Texas                             Filed

10. Eighth Supplement to Production Payment Conveyance effective March 7, 2002 among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP, TCW DR VI Investment Partnership, L.P. and TCW Global Project Fund Ltd.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 300, Page 91,
                                                                  Filed 3/12/02

         Chambers County, TX                                      Document No. 02-546-654
                                                                  Filed 3/12/02

         Galveston County, TX                                     Film Code 016-67-0330
                                                                  Filed 3/11/02

         Jim Hogg County, TX                                      Volume 31, Page 802,
                                                                  Filed 3/12/02

         Live Oak County, TX                                      Volume 467, Page 282,
                                                                  Filed 3/12/02

         Wharton County, TX                                       Volume 450, Page 770,
                                                                  Filed 3/12/02

         Zapata County, TX                                        Volume 664, Page 845,
                                                                  Filed 3/13/02

         Texas General Land Office                                Filed

11. Partial Conveyance of Production Payment effective March 7, 2002 from TransTexas Gas Corporation, Mirant Americas Energy Capital, LP, TCW DR VI Investment Partnership, L.P. and TCW Global Project Fund Ltd.


         Recording Jurisdiction                                   Recording Data
         ----------------------                                   --------------

         Calhoun County, TX                                       Volume 300, Page 107,
                                                                  Filed 3/12/02

         Chambers County, TX                                      Document No. 02-546-669
                                                                  Filed 3/12/02

         Galveston County, TX                                     Film Code 016-67-0345
                                                                  Filed 3/11/02

         Jim Hogg County, TX                                      Volume 31, Page 817,
                                                                  Filed 3/12/02

         Live Oak County, TX                                      Volume 467, Page 297,
                                                                  Filed 3/12/02

         Wharton County, TX                                       Volume 450, Page 785,
                                                                  Filed 3/12/02

         Zapata County, TX                                        Volume 664, Page 860,
                                                                  Filed 3/13/02

         Texas General Land Office                                Filed

                                    EXHIBIT A
                                       TO
                               NINTH SUPPLEMENT TO
                          PRODUCTION PAYMENT CONVEYANCE

                          ADDITIONAL SUBJECT INTERESTS


                              WHARTON COUNTY, TEXAS


Lease A:

Lessor:           W. E. Schweinle, Elfrieda E. Schweinle, William E. Schweinle,
                  Jr., Frieda Schweinle, Joyce Schweinle Franklin, Melba
                  Schweinle Beken, William E. Schweinle and Elfrieda E.
                  Schweinle, Trustees of the W. E. & E. E. Schweinle Living
                  Trust and WJMF Investments.
Lessee:           Adobe Energy, Inc.
Date:             July 15, 1996.
Recorded:         Volume 202, Page 167, Official Records of Wharton County,
                  Texas.

Lease B:

Lessor:           Lou Anne Hancock Kellman, Nancy Hancock Sanders, Essie Hancock
                  Leslie, Mary Hancock Post, Joshua Ryan Hancock and Joe Bruce
                  Hancock, Individually and as Independent Co-Executors of the
                  Estate of Virginia Lou Hancock, Deceased, William Robert
                  Suggs, Jr., and Bruce Carlton Suggs.
Lessee:           Adobe Energy, Inc.
Date:             June 27, 1996.
Recorded:         Memorandum at Volume 202, Page 522, Official Records of
                  Wharton County, Texas.

Extension and Ratification of Lease B:

Lessor:           Lou Anne Hancock Kellman, Nancy Hancock Sanders, Essie Hancock
                  Leslie, Mary Hancock Post, Joshua Ryan Hancock and Joe Bruce
                  Hancock, Individually and as Independent Co-Executors of the
                  Estate of Virginia Lou Hancock, Deceased, William Robert
                  Suggs, Jr., and Bruce Carlton Suggs.
Lessee:           Adobe Energy, Inc.
Date:             June 26, 1998.
Recorded:         Volume 332, Page 754, Official Records of Wharton County,
                  Texas.

Lease C:

Lessor:           Joe Bruce Hancock, Trustee of the Clements Northington Trust
Lessee:           Adobe Energy, Inc.
Date:             June 27, 1996.
Recorded:         Memorandum at Volume 202, Page 520, Official Records of
                  Wharton County, Texas.

Extension and Ratification of Lease C:

Lessor:           Joe Bruce Hancock, Trustee of the Clements Northington Trust
Lessee:           Adobe Energy, Inc.
Date:             June 26, 1998.
Recorded:         Volume 288, Page 34, Official Records of Wharton County, Texas

Lease D:

Lessor:           Joe Bruce Hancock, Guardian of the Estate of William Andrew
                  Northington, Jr., N. C. M.
Lessee:           Adobe Energy, Inc.
Date:             June 27, 1996.
Recorded:         Memorandum at Volume 202, Page 518, Official Records of
                  Wharton County, Texas.

Extension and Ratification of Lease D:

Lessor:           Joe Bruce Hancock, Trustee of the Clements Heard Northington
                  Trust, Nancy Hancock Sanders, Essie Lynn Hancock Leslie, Mary
                  Hancock Post, Joe Bruce Hancock, Jr., Joshua Ryan Hancock,
                  William Robert Suggs, Jr., Bruce Carlton Suggs.
Lessee:           Adobe Energy, Inc.
Date:             June 26, 1998.
Recorded:         Volume 332, Page 764, Official Records of Wharton County,
                  Texas.

Amendment of Leases B, C, and D

Lessors: Lou Anne Hancock Kellman, Individually and as Independent Co-Executor of the Estate of Virginia Lou Hancock, Deceased, Nancy Hancock Sanders, Individually and as Independent Co-Executor of the Estate of Virginia Lou Hancock, Deceased, Essie Hancock Leslie, Individually and as Independent Co-Executor of the Estate of Virginia Lou Hancock, Deceased, Mary Hancock Post, Individually and as Independent Co-Executor of the Estate of Virginia Lou Hancock, Deceased, Joe Bruce Hancock, Individually and as Independent Co-Executor of the Estate of Virginia Lou Hancock, Deceased, Joshua Ryan Hancock, Individually and as Independent Co-Executor of the Estate of Virginia Lou Hancock, Deceased, William Robert Suggs, Jr., Bruce Carlton Suggs, Joe Bruce Hancock, Co-Trustee of the Joseph Craig Sanders 1997 Trust, Jack Frost Sanders, Co-Trustee of the Joseph Craig Sanders 1997 Trust, and Gary Dean Post, Co-Trustee of the Joseph Craig Sanders 1997 Trust, Joe Bruce Hancock, Co-Trustee of the Jeremy J. Sanders 1997 Trust, Jeremy J. Sanders, Co-Trustee of the Jeremy J. Sanders 1997 Trust, and Gary Dean Post, Co-Trustee of the Jeremy J. Sanders 1997 Trust.

Lessees:          TransTexas Gas Corporation and Adobe Energy, Inc.
Date:             June 30, 1999.
Recorded:         Volume 354, Page 386, Official Records of Wharton County,
                  Texas.

Amendment of Leases B, C, and D

Lessors:          Lou Anne Hancock Kellman, Individually and as Independent
                  Co-Executor of the Estate of Virginia Lou Hancock, Deceased,
                  Nancy Hancock Sanders, Individually and as Independent
                  Co-Executor of the Estate of Virginia Lou Hancock, Deceased,
                  Essie Hancock Leslie, Individually and as Independent
                  Co-Executor of the Estate of Virginia Lou Hancock, Deceased,
                  Mary Hancock Post, Individually and as Independent Co-Executor
                  of the Estate of Virginia Lou Hancock, Deceased, Joe Bruce
                  Hancock, Individually and as Independent Co-Executor of the
                  Estate of Virginia Lou Hancock, Deceased, Joshua Ryan Hancock,
                  Individually and as Independent Co-Executor of the Estate of
                  Virginia Lou Hancock, Deceased, William Robert Suggs, Jr.,
                  Bruce Carlton Suggs, Joe Bruce Hancock, Co-Trustee of the
                  Joseph Craig Sanders 1997 Trust, Jack Frost Sanders,
                  Co-Trustee of the Joseph Craig Sanders 1997 Trust, and Gary
                  Dean Post, Co-Trustee of the Joseph Craig Sanders 1997 Trust,
                  Joe Bruce Hancock, Co-Trustee of the Jeremy J. Sanders 1997
                  Trust, Jeremy J. Sanders, Co-Trustee of the Jeremy J. Sanders
                  1997 Trust, and Gary Dean Post, Co-Trustee of the Jeremy J.
                  Sanders 1997 Trust.
Lessees:          TransTexas Gas Corporation and Adobe Energy, Inc.
Date:             January 10, 2001.
Recorded:         Volume 414, Page 257, Official Records of Wharton County,
                  Texas.

INSOFAR AND ONLY INSOFAR AS SAID LEASES, AS RATIFIED, EXTENDED AND AMENDED, COVER AND INCLUDE ZONES, STRATA AND HORIZONS OCCURRING BELOW 8,021 FEET SUBSURFACE IN THE FOLLOWING DESCRIBED LAND (said land and depths being hereinafter referred to as the "Subject Tract"):

         228.92 acres of land, more or less, located in the John P. Borden Survey, A-9, and the James W. Jones Survey, A-35, Wharton County, Texas, being a portion of Tract 1 (called 452.618 acres) and Tract 2 (called 5.477 acres) of that certain Warranty Deed from John Harborth et ux. to W.E. & E.E. Schweinle, recorded in Volume 151, Page 773 of the Official Records of Wharton County, Texas, and being more particularly described as follows:

         COMMENCING at a 5/8 inch iron rod found in the southwest right of way line of State Hwy 102 and the northwest corner of said called 5.477 acre tract and northwest corner of said Schweinle lease;

         THENCE, S 18(degrees) 00' 14" W along a fence and the west line of said lease, a distance of 4000.00 feet to the POINT OF BEGINNING of herein described tract;

         THENCE, S 18(degrees) 00' 14" W along a fence and the west line of said lease, a distance of 3215.06 feet to a point, said point being the southwest corner of herein described tract;

         THENCE, S 69(degrees) 50' 08" E crossing said lease, a distance of 2101.46 feet to a point in the east line of said lease and the southeast corner of herein described tract;

         THENCE, N 17(degrees) 20' 23" E with the east line of said lease, a distance of 6040.93 feet to a fence corner found in the southwest right of way line of said Hwy 102;

         THENCE, N 40(degrees) 17' 43" W with said right of way line and north line of said lease, a distance of 1210.58 feet to a point;

         THENCE, S 18(degrees) 00' 14" W a distance of 3382.36 feet to a point for corner;

         THENCE, N 71(degrees) 59' 47" W a distance of 1000.00 feet to the POINT OF BEGINNING.


As to the entirety of the Subject Tract:

     TransTexas Gas Corporation                  100.00% Working Interest


As to production from depths above 11,868 feet (TVD) in the Schweinle No. 1 wellbore (API No. 42-481-34124):

         TransTexas Gas Corporation               80.00% Net Revenue Interest


As to the entirety of the Subject Tract less and except production from depths above 11,868 feet (TVD) in the Schweinle No. 1 wellbore (API No. 42-481-34124), including the TransTexas Gas Corporation - Schweinle Nos. 2, 5, 6, 7 and 8 wells:

         TransTexas Gas Corporation               76.50% Net Revenue Interest



                                       15